RATIFICATION AND AMENDMENT OF AGREEMENT OF SALE

     THIS RATIFICATION AND AMENDMENT OF AGREEMENT OF SALE (this "Amendment"), is entered into as of the 15th day of April, 1997, by and between CROSSTOWN ASSET CORP. I, a Delaware corporation ("Purchaser"), and H-A LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                   RECITALS

     A. Purchaser and Seller entered into that certain Agreement of Sale dated March 18, 1997 (the "Agreement") pursuant to which Purchaser agreed to purchase and Seller agreed to sell the property commonly known as Hammond Aire Plaza, East Baton Rouge Parish, Louisiana and more particularly described in the Agreement (as defined in the Agreement, the "Property").

     B. Purchaser subsequently terminated the Agreement by providing Seller with the notice required under the Agreement.

     C. Purchaser now desires to purchase and Seller now desires to sell the Property on the same terms and conditions set forth in the Agreement, except as amended by this Amendment.

     NOW THEREFORE, Purchaser and Seller hereby agree as follows:

     1. Ratification of Agreement. Purchaser agrees to purchase and Seller agrees to sell the Property on the terms and conditions set forth in the Agreement, except as expressly modified by this Amendment. Purchaser hereby directs Escrow Agent to hold the Deposit (as defined in Section 2.1 of the Agreement) in accordance with the provisions of the Escrow Agreement (as defined in Section 2.1 of the Agreement).

     2. Inspection Period. The Inspection Period (as defined in Section 7.1 of the Agreement) is hereby extended and will end at 5:00 p.m. Chicago time on April 15, 1997.

     3. Closing Date. The Closing Date (as defined in Section 8 of the Agreement) is hereby changed to May 9, 1997.

     4. Purchase Price. The Purchase Price (as defined in Section 1 of the Agreement) is hereby reduced to Thirteen Million Eight Hundred Thousand and No/100 Dollars ($13,800,000).

     5. Agreement in Full Force and Effect. Except as set forth in this Amendment, the terms, convenants, conditions and agreements of the Agreement shall remain unmodified and otherwise in full force and effect. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. The term, "Agreement" shall now mean the Agreement as modified by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                         PURCHASER:

                         CROSSTOWN ASSET CORP. I, a Delaware
                         corporation

                         By:  /s/  Jeffrey A. Parker
                                ----------------------------
                         Name:  Jeffrey A. Parker
                         Its:   Vice President

                         SELLER:

                         H-A LIMITED PARTNERSHIP, an Illinois
                         limited partnership

                         By: H-A Partners, Inc., an Illinois corporation, its general partner

                                By:  /s/ John K. Powell, Jr.
                                 ----------------------------
                                Name:  John K. Powell, Jr.
                                Its:   Senior Vice President

                               Joinder

    The undersigned executes this joinder for the purposes of effectuating its obligations arising under Paragraph 28 of the Agreement.

                                      THE BALCOR COMPANY, a Delaware
                                      corporation

                                      By: /s/John K. Powell
                                      ---------------------

                                      Name:  John K. Powell
                                      ---------------------

                                      Its:   Senior Vice President
                                      -----------------------------

                    ACKNOWLEDGMENT BY ESCROW AGENT
                    --------------------------------

    Escrow agent hereby acknowlwdges that Escrow Agent is holding the Deposit (as defined in Section 2.1 of the Agreement) pursuant to the terms of the Escrow Agreement (as defined in the Section 2.1 of the Agreement).

                                       ESCROW AGENT:

                                       NEAR NORTH NATIONAL TITLE CORPORATION
                                       as agent for First American Title
                                       Insurance Company

                                       By: /s/ unreadable
                                         -----------------
                                      Its: Authorized Representative
                                        ---------------------------